SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2003

                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                           Commission File No. 1-9973


            Delaware                                36-3352497
  (State or Other Jurisdiction of       (I.R.S. Employer Identification No.)
  Incorporation or Organization)

  1400 Toastmaster Drive, Elgin, Illinois               60120
  (Address of Principal Executive Offices)            (Zip Code)


    Registrant's Telephone No., including Area Code           (847) 741-3300


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Item 7. Financial Statements and Exhibits


      (c)  Exhibits.


           99.1 Press release dated July 28, 2003 of The Middleby Corporation.



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Item 9.  Regulation FD Disclosure


On July 28, 2003, The Middleby Corporation issued a press release announcing its financial results for the quarter ended June 28, 2003. A copy of that press release is attached as Exhibit 99.1.


The information in this Form 8-K is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583 (March 27, 2003). Such information, including any exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing made under the ecurities Act of 1933, except as expressly set forth by specific reference in such filing.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           THE MIDDLEBY CORPORATION
                                           ------------------------
                                                 (Registrant)
Date July 28, 2003

                                           By:  /s/ Timothy J. FitzGerald
                                                  ----------------------------
                                                  Timothy J. FitzGerald
                                                  Vice President,
                                                  Chief Financial Officer




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